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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): September 30, 2002


                 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2002, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2002-15CB, Mortgage Pass-Through Certificates, Series 2002-28).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                                  333-92152                               95-4449516
     (State of Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)



                 4500 Park Granada
                 Calabasas, California                                                                  91302
          -----------------------------------                                                       -------------
                (Address of Principal                                                                  (Zip Code)
                 Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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Item 5.       Other Events.
----          ------------

Filing of Computational Materials
---------------------------------

        In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-28, COUNTRYWIDE SECURITIES CORPORATION ("CSC"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated September 30, 2002.

--------------------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 24, 2002 and the prospectus supplement dated September 24, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-28.

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Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     99.1  CSC Computational Materials filed on Form SE dated September 30,
           2002



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                                   Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.


                                                      By: / s / Darren Bigby
                                                          -------------------
                                                      Darren Bigby
                                                      Vice President


Dated:  September 30, 2002

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                                 Exhibit Index
                                 -------------

Exhibit                                                                     Page
-------                                                                     ----

99.1  CSC Computational Materials filed on Form SE dated September 30, 2002.  6


                                      5
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                                 EXHIBIT 99.1
                                --------------

       CSC Computational Materials filed on Form SE dated September 30, 2002.








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